Exhibit 32.1


           Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification is applicable to Amendment No. 1 to the Quarterly Report of Warrantech Corporation (the "Company") on Form 10-Q (the "Report"), the undersigned hereby certify that this Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: November 15, 2004           /s/ Joel San Antonio
                                       --------------------
                                       Joel San Antonio
                                       Chairman, Chief Executive Officer
                                       and Director

     Date: November 15, 2004           /s/ Richard Gavino
                                       ------------------
                                       Richard Gavino
                                       Executive Vice President, Chief
                                       Financial Officer, Chief Accounting
                                       Officer, and Treasurer